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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2021

ECP Environmental Growth Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40032	85-3692788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Beechwood Road Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(973) 671-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one warrant	ENNVU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ENNV	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ENNVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02Non-Reliance on Previously Issued Financial Statement and Audit Report.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to warrants issued by SPACs may require such warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. At issuance on February 11, 2021 (the “IPO Closing Date”), the outstanding warrants (“Warrants”) to purchase shares of Class A common stock of ECP Environmental Growth Opportunities Corp. (the “Company”) were accounted for as equity within the Company’s balance sheet. Additionally, as of the IPO Closing Date, the forward purchase agreement between the Company and Goldman Sachs Asset Management, L.P., in its capacity as investment adviser on behalf of its clients, as amended (the “FPA”), was determined to be an equity transaction based on the conclusion that the financial instruments to be issued in accordance with the FPA were equity classified. After discussion, including with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), the Company has reevaluated its accounting for the Warrants and the FPA and concluded that the Warrants and the FPA call option should be presented as liabilities as of the IPO Closing Date reported at fair value, with subsequent fair value changes to be recorded in its statement of operations at each reporting period.

On May 18, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of February 11, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. The Company plans to reflect this reclassification of the Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in the Company’s Form 8-K filed on February 19, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECP Environmental Growth Opportunities Corp.

Date: May 20, 2021	By:	/s/ Drew Brown
	Name:	Drew Brown
	Title:	Executive Vice President and Chief Financial Officer

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